UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 29, 2012

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION

ITEM 7.01  REGULATION FD DISCLOSURE.

Effective March 29, 2012, Wisconsin Energy Corporation is reaffirming its 2012 annual earnings guidance of $2.24 to $2.29 per share from continuing operations. However, because of the warmest winter in more than 100 years -- which led to a significant reduction in customer demand for natural gas -- Wisconsin Energy expects its first quarter 2012 earnings to be $0.72 to $0.73 per share from continuing operations. This compares with the company's initial guidance of $0.75 to $0.78 per share provided on its February 2, 2012 earnings call.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this report are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based upon management's current expectations and are subject to risks and uncertainties that could cause our actual results to differ materially from those contemplated in the statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements include, among other things, statements concerning management's expectations and projections regarding earnings. In some cases, forward-looking statements may be identified by reference to a future period or periods or by the use of forward-looking terminology such as "anticipates," "believes," "estimates," "expects," "forecasts," "goals," "guidance," "intends," "may," "objectives," "plans," "possible," "potential," "projects," "seeks," "should," "targets" or similar terms or variations of these terms.

Actual results may differ materially from those set forth in forward-looking statements. In addition to the assumptions and other factors referred to specifically in connection with these statements, factors that could cause Wisconsin Energy's actual results to differ materially from those contemplated in any forward-looking statements or otherwise affect its future results of operations and financial condition include, among others, the following:

•
Factors affecting utility operations such as catastrophic weather-related or terrorism-related damage; cyber-security threats and disruptions to the company's technology network; availability of electric generating facilities; unscheduled generation outages, or unplanned maintenance or repairs; unanticipated events causing scheduled generation outages to last longer than expected; unanticipated changes in fossil fuel, purchased power, coal supply, gas supply or water supply costs or availability due to higher demand, shortages, transportation problems or other developments; unanticipated changes in the cost or availability of materials needed to operate new environmental controls at the company's electric generating facilities or replace and/or repair its electric and gas distribution systems; nonperformance by electric energy or natural gas suppliers under existing power purchase or gas supply contracts; environmental incidents; electric transmission or gas pipeline system constraints; unanticipated organizational structure or key personnel changes; collective bargaining agreements with union employees or work stoppages; or inflation rates.

•
Factors affecting the demand for electricity and natural gas, including weather and other natural phenomena; the economic climate in the company's service territories; customer growth and declines; customer business conditions, including demand for their products and services; and energy conservation efforts.

•
Timing, resolution and impact of pending and future rate cases and negotiations, including recovery of all costs associated with the company's Power the Future strategy, as well as costs associated with environmental compliance, renewable generation, transmission service, distribution system upgrades, fuel and the Midwest Independent Transmission System Operator Energy Markets.

•	Increased competition in the company's electric and gas markets and continued industry consolidation.

•	The ability to control costs and avoid construction delays during the development and construction of new environmental controls and renewable generation.

•
The impact of recent and future federal, state and local legislative and regulatory changes, including any changes in rate-setting policies or procedures; electric and gas industry restructuring initiatives; transmission or distribution system operation and/or administration initiatives; any required changes in facilities or operations to reduce the risks or impacts of potential terrorist activities or cybersecurity threats; required approvals for new construction, and the siting approval process for new generation and transmission facilities and new pipeline construction; changes to the Federal Power Act and related regulations and enforcement thereof by the Federal Energy Regulatory Commission (FERC) and other regulatory agencies; changes in allocation of energy assistance, including state public benefits funds; changes in environmental, tax and other laws and regulations to which the company is subject; changes in the application of existing laws and regulations; and changes in the interpretation or enforcement of permit conditions by the permitting agencies.

•
Restrictions imposed by various financing arrangements and regulatory requirements on the ability of the company's subsidiaries to transfer funds to it in the form of cash dividends, loans or advances.

•	Current and future litigation, regulatory investigations, proceedings or inquiries, including FERC matters and Internal Revenue Service audits and other tax matters.

•	Failure of the court to approve the settlement agreement reached in the lawsuit against the Wisconsin Energy Corporation Retirement Account Plan.

•	Events in the global credit markets that may affect the availability and cost of capital.

•
Other factors affecting the company's ability to access the capital markets, including general capital market conditions; the company's capitalization structure; market perceptions of the utility industry, the company or any of its subsidiaries; and the company's credit ratings.

•	The investment performance of the company's pension and other post-retirement benefit trusts.

•	The financial performance of American Transmission Company and its corresponding contribution to the company's earnings.

•	The impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any regulations promulgated thereunder.

•	The impact of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 and any related regulations.

•
The effect of accounting pronouncements issued periodically by standard setting bodies, including any changes in regulatory accounting policies and practices and any requirement for U.S. registrants to follow International Financial Reporting Standards instead of Generally Accepted Accounting Principles.

•	Unanticipated technological developments that result in competitive disadvantages and create the potential for impairment of existing assets.

•	Changes in the creditworthiness of the counterparties with whom the company has contractual arrangements, including participants in the energy trading markets and fuel suppliers and transporters.

•	The ability to obtain and retain short- and long-term contracts with wholesale customers.

•	The cyclical nature of property values that could affect the company's real estate investments.

•	Changes to the legislative or regulatory restrictions or caps on non-utility acquisitions, investments or projects, including the state of Wisconsin's public utility holding company law.

•	Foreign governmental, economic, political and currency risks.

•
Other business or investment considerations that may be disclosed from time to time in the company's Securities and Exchange Commission filings or in other publicly disseminated written documents, including the risk factors set forth in Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2011.

Wisconsin Energy expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: March 29, 2012	Stephen P. Dickson -- Vice President and
Controller